UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 25, 2022

STEVEN MADDEN, LTD.

(Exact name of registrant as specified in its charter)

Delaware	000-23702	13-3588231

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

52-16 Barnett Avenue, Long Island City, New York 11104

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:	(718) 446-1800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SHOO	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Steven Madden, Ltd. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”) on May 25, 2022. At the Annual Meeting, the stockholders of the Company voted on the following proposals:

Proposal Number 1. To elect the eleven nominees named in the Company’s proxy statement for the Annual Meeting (the “Proxy Statement”), filed with the Securities and Exchange Commission on April 11, 2022, to the Board of Directors of the Company to serve as directors until the next annual meeting of the Company’s stockholders and until their successors are duly elected and qualified. Each nominee for director was elected by a vote of the stockholders as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Edward R. Rosenfeld	68,491,578	1,800,551	5,147,355
Peter A. Davis	69,953,218	338,911	5,147,355
Al Ferrara	70,037,148	254,981	5,147,355
Mitchell S. Klipper	70,123,269	168,860	5,147,355
Maria Teresa Kumar	70,123,249	168,880	5,147,355
Rose Peabody Lynch	69,605,065	687,064	5,147,355
Peter Migliorini	64,004,051	6,288,078	5,147,355
Arian Simone Reed	70,200,481	91,648	5,147,355
Ravi Sachdev	68,895,505	1,396,624	5,147,355
Robert Smith	69,554,369	737,760	5,147,355
Amelia Newton Varela	68,827,691	1,464,438	5,147,355

Proposal Number 2. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The proposal was approved by a vote of stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
75,315,276	66,885	57,323	0

Proposal Number 3. To approve, on a non-binding advisory basis, the compensation of certain executive officers of the Company as disclosed in the Proxy Statement. The proposal was approved by a vote of stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
66,317,122	3,910,256	64,751	5,147,355

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 27, 2022

STEVEN MADDEN, LTD.

By:	/s/ Edward R. Rosenfeld
Edward R. Rosenfeld
Chief Executive Officer